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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                        July 2, 2001 (December 29, 2000)
                        --------------------------------


                                  ARMITEC, INC.


Delaware                            0-11419                      22-2435595
--------                            -------                      ----------
(State or other              (Commission File No.)         (IRS Employer ID No.)
jurisdiction of
incorporation)



                    2965 B-2 Cobb Parkway, Atlanta, GA, 30339
                    -----------------------------------------
                    (Address of principal executive offices)



                                  770-980-9806
                                  ------------
              (Registrant's telephone number, including area code)



                 1295 West Garmon Road, N.W., Atlanta, GA, 30327
                 -----------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS

         This Form 8-K/A is filed as an amendment to the Form 8-K which was filed on January 16, 2001 announcing the December 29, 2000 closing of the Plan and Agreement to Exchange Stock by and among Armitec.com, Inc., the Armitec.com Shareholders and Armitec, Inc.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial statements of business acquired:

                  (1)      None.

         (b)      Pro forma financial information:

                  (1)      Narrative of pro forma financial information.


                          ARMITEC, INC. AND SUBSIDIARY
                         PRO FORMA FINANCIAL INFORMATION

         On December 29, 2000, the Company acquired all of the issued and outstanding shares of common stock of Armitec.com, Inc., a development stage Georgia corporation, in exchange for 13,940,785 shares of common stock of the Company. In addition, 13,525,928 shares of the Company's common stock were set aside for private placement and services to be subsequently incurred in connection with the business plan of the Company. Shares unsold at the end of the private placement offering period are to be issued to the acquired company's sole shareholder at nominal value.

         The historical transactions of the acquired company will be carried forward, similar to the accounting treatment given in a "pooling of interests." In effect, the acquired company is considered the acquirer for accounting purposes only, since its shareholders received more shares of the Company's common stock than were outstanding prior to the exchange. The acquired company was formed on July 24, 2000, and has a fiscal year-end of December 31. The Company's year-end had been August 31, until it changed to a December 31 year-end in 1999.

         Since the acquired company is in the development stage with limited transactions for its five-month existence, and limited pro forma adjustments would be required, the following narrative explanation is submitted in lieu of pro forma condensed financial statements:

                               PRO FORMA NARRATIVE

PRIOR TO THE ACQUISITION OF ARMITEC.COM, INC. ON DECEMBER 29, 2000.

         The Company distributed all of its net assets to a related corporation in August 2000, as partial consideration for the related party assuming all of the obligations to be incurred in connection with the merger of Armitec.com, Inc. Accordingly, operations of the Company to


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that date have been have been eliminated in financial presentations after the merger date since such financial statement presentations are that of the accounting acquirer.

SUBSEQUENT TO THE ACQUISITION OF ARMITEC. COM, INC.

         Operations after the date of the distribution of the net assets of the Company are considered to be those of a development stage company along with the results of operations of the acquired company from the date of its inception in July 24, 2000.

PRO FORMA EFFECT OF COMBINING THE TWO COMPANIES HAD THE TRANSACTION OCCURRED AT THE BEGINNING OF THE MOST RECENT FISCAL PERIODS- YEAR ENDED AUGUST 31, 1999 AND FOUR MONTHS ENDED DECEMBER 31, 1999.

         Had the two companies been combined for the year ended August 31, 1999 and for the four months ended December 31, 1999, the pro forma effect would have been losses from operations during the development stage of approximately $500,000 for the year ended August 31, 1999 and $125,000 for the four months ended December 31, 1999. The resulting pro forma loss per share would have been $.03, and $.01, respectively, based on 18,808,632 outstanding shares for both periods.

         Because the Company and its subsidiary had minimal cash available to continue operations without an immediate source of capital, and without the Company having any equity at the commencement of operations for the year ended August 31, 1999 the Company would have had pro forma deficits in stockholders' equity of approximately $500,000 at August 31, 1999, and $625,000 at December 31, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                         ARMITEC, INC.
                                                          (Registrant)


Dated: July 2, 2001                      By  /s/ Bruce R. Davis
                                             -----------------------------------
                                             Bruce R. Davis
                                             President


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